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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED MAY 8, 2003 TO THE MAY 1, 2003 PROSPECTUSES FOR:
INCENTIVE LIFE 02
SURVIVORSHIP INCENTIVE LIFE 02
PARAMOUNT LIFE
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This supplement corrects certain information in the prospectuses dated May 1,
2003, (together the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.

A correction is made to reflect the inclusion of the .25% 12b-1 fees for the Portfolio with the highest total annual portfolio operating expenses after expense caps and reduction in expenses from the directed brokerage program. The change affects the numbers in the column headed `Highest' in footnote (1) under the fee table headed, "Portfolio operating expenses expressed as an annual percentage of daily net assets" under "Risk/benefit summary: charges and expenses you will pay" in the Prospectuses. These numbers, reflecting the highest total annual portfolio operating expenses for 2002 (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses) after expense cap and after the directed brokerage program, are each changed from 1.75% to 2.00%.































           The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                              New York, NY 10104


                                                          CAT. NO. 132032 (5/03)
EVM-342 (5/03)                                                          x00573